UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 28, 2022

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On January 28, 2022, IZEA Worldwide, Inc. (the “Company”) converted the form of stock compensation granted to its executive officers pursuant to their respective employment agreements (the “Employment Agreements”) from stock options to restricted stock units. This change corresponds to a shift in the Company’s employee compensation strategy towards restricted stock units to enhance employees' ownership of the Company. The amount of restricted stock units that may be granted to the executive officers (based on their fair market value, as defined in the Company’s 2011 Equity Incentive Plan) under their amended Employment Agreements is the same as the value of the stock options (based on Black-Scholes modeling) granted under the respective Employment Agreements prior to their amendment and are subject to the same vesting terms.

The foregoing summary of the Employment Agreement amendments does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments, copies of which are attached as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 hereto.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Executive Employment Agreement, dated January 28, 2022 between IZEA Worldwide, Inc. and Edward H. Murphy.
10.2	First Amendment to Amended and Restated Executive Employment Agreement, dated January 28, 2022 between IZEA Worldwide, Inc and Ryan S. Schram.
10.3	First Amendment to Executive Employment Agreement, dated January 28, 2022 between IZEA Worldwide, Inc and Peter J. Biere.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: February 25, 2022	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy Chief Executive Officer